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                                                                         10.11.2





                               DATED 11 JULY 1994



                             SIMON-HORIZON LIMITED

                                    - and -

                                J. MARR LIMITED

                                    - and -

                          HORIZON EXPLORATION LIMITED





                                DEED OF NOVATION


                             m.v. "PACIFIC HORIZON"





                                                   HILL DICKINSON DAVIS CAMPBELL
                                                             LIVERPOOL
                                                              REF:JGW
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THIS DEED OF NOVATION made the 11th day of July 1994

BETWEEN:

(1) SIMON-HORIZON LIMITED (registered number 467924) of Horizon House, Azalea Drive, Swanley, Kent, BR8 8JR ("Simon")

(2) J. MARR LIMITED (registered number 73874) of St. Andrews Dock, Hull, HU3 4PN ("the Owners") and

(3) HORIZON EXPLORATION LIMITED (registered number 2804983) of 6, Pembroke Road, Sevenoaks, Kent ("Horizon")

WITNESSES as follows:

1. SIMON (formerly Horizon Exploration Limited registered number 467924) and the Owners (formerly J. Marr & Son Limited registered number 73874) are parties to a charterparty dated 4th February 1993 as amended by an agreement dated 30th March 1988 and by a supplemental agreement dated 6th July 1990 ("the Charterparty") for the charter of motor vessel "PACIFIC HORIZON" formerly known as the "SUBSEA 1" (hereinafter called "the Vessel") as more fully described in the Charterparty

2. SIMON wishes to transfer its rights and obligations under the Charterparty to Horizon effective from 1st July 1993 and the Owners have consented to such novation

3. HORIZON shall from 1st July 1993 be substituted for Simon under the Charterparty as if Horizon had originally been a party to the Charterparty instead of Simon. Horizon shall be bound by the Charterparty as it relates to Simon and shall enjoy all rights and benefits conferred on Simon under the Charterparty

4. THE Owners represent and warrant that they are the registered disponent owners of the Vessel that the charter is valid and enforceable and now in full force and that the owners of the Vessel have consented to this novation

5. THE Owners release Simon from its obligations under the Charterparty and all claims, actions, demands, proceedings and liability which it may have or claim to have or but for this release might have had against Simon connected with the Charterparty in respect of any matter, act or omission of Simon from 1st July 1993 subject to hire having been paid by Simon to the Owners and all other obligations on the part of Simon having been complied with up to and including the date hereof

6. HORIZON shall indemnify Simon against each claim, action, proceeding, judgment, damage, loss, expense or liability





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         incurred or suffered by or brought or made or recovered against Simon by the Owners or any other person connected with the Charterparty in respect of any matter, act or omission of Simon after 30th June 1993

7. HORIZON covenants with the Owners that Horizon will duly observe and perform all the conditions and obligations imposed upon it by the Charterparty

8. THE provisions of clause 35 of the Charterparty shall apply to this deed

IN WITNESS whereof the parties hereto have hereunto executed and delivered this document as a deed

EXECUTED as a deed by     )

SIMON-HORIZON LIMITED     )

acting by:                )


director         J.W. Greener              /s/ J.W. Greener

secretary        C.J. Matthews             /s/ C.J. Matthews


EXECUTED as a deed by     )

J. MARR LIMITED           )

acting by:                )


director                  /s/ [illegible signature]

director/secretary        /s/ [illegible signature]


EXECUTED as a deed by     )

HORIZON EXPLORATION       )

LIMITED                   )

acting by:                )


director         /s/ George Purdie  (George Purdie)

director         /s/ G.M. Harrison





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